S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Marsh & McLennan Cos.,

78.5%

Inc.†

8,583

$

208,996

Aon Corp.

5,030

202,206

Ameriprise Financial, Inc.

3,743

194,075

FINANCIALS 13.2%

Vornado Realty Trust†

2,220

191,386

Bank of America Corp.†

73,156

$

2,773,344

Equity Residential†

4,440

184,216

JPMorgan Chase & Co.

55,940

2,402,623

Fifth Third Bancorp†

8,781

183,699

Citigroup, Inc.

85,753

1,836,829

Public Storage, Inc.†

2,052

181,848

American International

Boston Properties, Inc.†

1,968

181,194

Group, Inc.

41,546

1,796,864

Progressive Corp.

11,170

179,502

Wells Fargo & Co.†

54,300

1,580,130

General Growth Properties,

Goldman Sachs Group, Inc.†

6,510

1,076,689

Inc.†

4,390

167,566

U.S. Bancorp

28,490

921,936

KIMCO Realty Corp.†

4,160

162,947

Wachovia Corp.†

32,643

881,361

Genworth Financial, Inc. —

American Express Co.

19,040

832,429

Class A†

7,125

161,310

Morgan Stanley†

18,186

831,100

IntercontinentalExchange,

Bank of New York Mellon

Inc.*†

1,160

151,380

Corp.

18,799

784,482

Hudson City Bancorp, Inc.

8,540

150,987

MetLife, Inc.†

11,675

703,536

Washington Mutual, Inc.†

14,543

149,793

Merrill Lynch & Co., Inc.†

16,000

651,840

KeyCorp†

6,570

144,212

Prudential Financial, Inc.

7,350

575,138

Host Hotels & Resorts, Inc.†

8,619

137,214

AFLAC, Inc.†

7,820

507,909

Discover Financial Services

7,890

129,159

State Street Corp.†

6,380

504,020

HCP, Inc.

3,820

129,154

Travelers Cos, Inc.

10,223

489,171

Leucadia National Corp.

2,790

126,164

Allstate Corp.

9,230

443,594

UnumProvident Corp.†

5,709

125,655

Fannie Mae†

16,114

424,120

Legg Mason, Inc.

2,220

124,276

CME Group Inc.†

876

410,932

AvalonBay Communities,

Hartford Financial Services

Inc.†

1,270

122,580

Group, Inc.

5,165

391,352

Moody's Corp.†

3,390

118,074

PNC Financial Services

SLM Corp.*†

7,680

117,888

Group, Inc.†

5,611

367,913

Plum Creek Timber Co., Inc.

Simon Property Group, Inc.†

3,670

340,980

(REIT)†

2,820

114,774

Lehman Brothers Holdings,

American Capital Strategies

Inc.†

8,735

328,785

Ltd.†

3,209

109,619

SunTrust Banks, Inc.†

5,780

318,709

National City Corp.†

10,441

103,888

Capital One Financial Corp.†

6,138

302,112

Cincinnati Financial Corp.

2,730

103,849

Chubb Corp.

6,100

301,828

M&T Bank Corp.

1,272

102,371

ACE Ltd.

5,435

299,251

Marshall & Ilsley Corp.†

4,311

100,015

Loews Corp.

7,241

291,233

Assurant, Inc.

1,577

95,976

Charles Schwab Corp.

15,460

291,112

Torchmark Corp.

1,500

90,165

BB&T Corp.†

8,997

288,444

Comerica, Inc.†

2,481

87,033

Freddie Mac

10,640

269,405

XL Capital Ltd.†

2,932

86,641

NYSE Euronext

4,356

268,809

Developers Diversified Realty

Franklin Resources, Inc.†

2,590

251,204

Corp.†

1,970

82,504

ProLogis†

4,249

250,096

Zions Bancorporation†

1,767

80,487

Principal Financial Group,

Huntington Bancshares, Inc.†

6,030

64,823

Inc.†

4,260

237,367

Safeco Corp.†

1,475

64,723

Lincoln National Corp.†

4,360

226,720

CB Richard Ellis Group, Inc.

Regions Financial Corp.†

11,419

225,525

— Class A*

2,860

61,890

T. Rowe Price Group, Inc.†

4,341

217,050

Janus Capital Group, Inc.

2,428

56,500

Northern Trust Corp.†

3,160

210,045

1

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Federated Investors, Inc. —

Broadcom Corp. — Class

Class B†

1,424

$

55,764

A*†

7,700

$

148,379

Sovereign Bancorp, Inc.†

5,951

55,463

Intuit, Inc.*

5,400

145,854

Apartment Investment &

CA, Inc.

6,432

144,720

Management Co. — Class

Analog Devices, Inc.

4,840

142,877

A

1,510

54,073

Electronic Data Systems

Countrywide Financial Corp.†

9,571

52,641

Corp.

8,387

139,644

MBIA, Inc.†

3,460

42,281

Cognizant Technology

CIT Group, Inc.†

3,151

37,339

Solutions Corp. — Class

E*Trade Financial Corp.*†

7,611

29,378

A*

4,748

136,885

First Horizon National Corp.†

2,080

29,141

Fiserv, Inc.*†

2,710

130,324

Ambac Financial Group, Inc.†

4,730

27,198

Autodesk, Inc.*†

3,797

119,530

MGIC Investment Corp.†

1,960

20,639

VeriSign, Inc.*†

3,510

116,672

Bear Stearns Cos., Inc.†

1,940

20,351

NetApp, Inc.*†

5,660

113,483

Toronto-Dominion Bank

4

254

Xilinx, Inc.

4,720

112,100

Total Financials

________

31,861,248

Linear Technology Corp.†

3,650

112,018

Computer Sciences Corp.*†

2,702

110,215

INFORMATION TECHNOLOGY 12.3%

KLA-Tencor Corp.

2,970

110,187

Microsoft Corp.

131,837

3,741,534

Fidelity National Information

International Business

Services, Inc.

2,820

107,555

Machines Corp.†

22,814

2,626,804

BMC Software, Inc.*

3,159

102,731

Cisco Systems, Inc.*

98,180

2,365,156

Microchip Technology, Inc.†

3,109

101,758

Apple, Inc.*

14,484

2,078,454

Altera Corp.†

5,060

93,256

Intel Corp.

95,326

2,019,005

Citrix Systems, Inc.*

3,050

89,456

Hewlett-Packard Co.

40,610

1,854,253

SanDisk Corp.*†

3,770

85,089

Google, Inc. — Class A*

3,815

1,680,393

Affiliated Computer Services,

Oracle Corp.*

65,146

1,274,256

Inc. — Class A*†

1,578

79,074

Qualcomm, Inc.

26,551

1,088,591

Total System Services, Inc.

3,277

77,534

Dell, Inc.*

36,911

735,267

Akamai Technologies, Inc.*†

2,752

77,496

Yahoo!, Inc.*†

22,017

636,952

Micron Technology, Inc.*†

12,519

74,738

Corning, Inc.

25,926

623,261

National Semiconductor

Texas Instruments, Inc.†

21,845

617,558

Corp.

3,740

68,517

eBay, Inc.*

18,370

548,161

Teradata Corp.*†

2,960

65,298

EMC Corp*†

34,600

496,164

Advanced Micro Devices,

Applied Materials, Inc.

22,300

435,073

Inc.*†

9,981

58,788

Automatic Data Processing,

LSI Logic Corp.*†

10,900

53,955

Inc.†

8,605

364,766

Molex, Inc.

2,320

53,731

Motorola, Inc.

37,140

345,402

JDS Uniphase Corp.*†

3,701

49,556

Adobe Systems, Inc.*

9,370

333,478

Lexmark International, Inc.*†

1,560

47,923

Tyco Electronics Ltd.

8,030

275,590

Ciena Corp.*†

1,427

43,994

MEMC Electronic Materials,

Tellabs, Inc.*

6,810

37,114

Inc.*

3,765

266,938

Novell, Inc.*

5,800

36,482

Western Union Co.

12,359

262,876

Teradyne, Inc.*

2,870

35,645

Electronic Arts, Inc.*†

5,217

260,433

Novellus Systems, Inc.*

1,679

35,343

Symantec Corp.*†

13,940

231,683

QLogic Corp.*†

2,210

33,923

Xerox Corp.†

15,111

226,212

Compuware Corp.*

4,520

33,177

Juniper Networks, Inc.*†

8,620

215,500

Jabil Circuit, Inc.

3,429

32,438

Sun Microsystems, Inc.*†

13,060

202,822

Convergys Corp.*

2,090

31,475

Paychex, Inc.†

5,330

182,606

Unisys Corp.*

5,820

25,783

Nvidia Corp.*

9,151

181,098

Total Information Technology

________

29,764,281

Agilent Technologies, Inc.*†

6,010

179,278

2

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

ENERGY 10.4%

Emerson Electric Co.

12,974

$

667,642

Exxon Mobil Corp.

88,110

$

7,452,344

Deere & Co.

7,180

577,559

Chevron Corp.

34,205

2,919,739

Lockheed Martin Corp.†

5,647

560,747

ConocoPhillips

25,718

1,959,969

General Dynamics Corp.

6,626

552,410

Schlumberger Ltd.

19,727

1,716,249

Union Pacific Corp.

4,299

539,009

Occidental Petroleum Corp.

13,550

991,453

FedEx Corp.

5,110

473,544

Devon Energy Corp.

7,315

763,174

Raytheon Co.†

7,020

453,562

Transocean, Inc.*†

5,227

706,690

Burlington Northern Santa Fe

Apache Corp.

5,484

662,577

Corp.

4,870

449,111

Halliburton Co.†

14,502

570,364

Northrop Grumman Corp.

5,574

433,713

Marathon Oil Corp.

11,682

532,699

CSX Corp.†

6,640

372,305

XTO Energy, Inc.

8,404

519,871

Tyco International Ltd.

7,991

352,003

EOG Resources, Inc.†

4,070

488,400

Norfolk Southern Corp.

6,195

336,512

Anadarko Petroleum Corp.

7,710

485,961

Danaher Corp.†

4,190

318,566

Valero Energy Corp.

8,807

432,512

Illinois Tool Works, Inc.†

6,600

318,318

Weatherford International

Waste Management, Inc.

8,160

273,850

Ltd.*

5,590

405,107

Paccar, Inc.

6,040

271,800

Hess Corp.†

4,590

404,746

Precision Castparts Corp.

2,290

233,763

Baker Hughes, Inc.†

5,100

349,350

Textron, Inc.

4,102

227,333

Chesapeake Energy Corp.†

7,527

347,371

L-3 Communications

National-Oilwell Varco,

Holdings, Inc.

2,021

220,976

Inc.*†

5,876

343,041

Fluor Corp.

1,460

206,094

Williams Cos., Inc.

9,639

317,894

Ingersoll-Rand Co. — Class

Murphy Oil Corp.†

3,120

256,277

A†

4,490

200,164

Spectra Energy Corp.

10,420

237,055

Parker Hannifin Corp.†

2,780

192,571

Peabody Energy Corp.†

4,460

227,460

Eaton Corp.†

2,410

192,005

Noble Corp.†

4,422

219,641

Expeditors International of

Smith International, Inc.

3,310

212,601

Washington, Inc.†

3,513

158,717

Consol Energy, Inc.†

3,010

208,262

Cummins, Inc.

3,326

155,723

Noble Energy, Inc.

2,830

206,024

ITT Industries, Inc.†

2,990

154,912

El Paso Corp.

11,540

192,026

CH Robinson Worldwide,

Range Resources Corp.†

2,470

156,722

Inc.†

2,819

153,354

Nabors Industries Ltd.*

4,620

156,017

Rockwell Collins, Inc.

2,667

152,419

Cameron International

Southwest Airlines Co.†

12,120

150,288

Corp.*†

3,600

149,904

Jacobs Engineering Group,

ENSCO International, Inc.†

2,374

148,660

Inc.*†

2,000

147,180

BJ Services Co.†

4,820

137,418

Rockwell Automation,

Sunoco, Inc.†

1,942

101,897

Inc./DE†

2,440

140,105

Rowan Cos., Inc.†

1,827

75,236

Dover Corp.†

3,159

131,983

Tesoro Corp.†

2,267

68,010

Trane, Inc.

2,860

131,274

Total Energy

________

25,122,721

Pitney Bowes, Inc.†

3,480

121,870

Masco Corp.†

6,010

119,178

INDUSTRIALS 9.6%

Goodrich Corp.

2,070

119,046

General Electric Co.

164,480

6,087,405

Cooper Industries Ltd. —

United Parcel Service, Inc. —

Class A

2,902

116,515

Class B

17,040

1,244,261

RR Donnelley & Sons Co.

3,543

107,388

United Technologies Corp.

16,170

1,112,819

Terex Corp.*

1,680

105,000

Boeing Co.

12,600

937,062

Manitowoc Co., Inc.

2,143

87,434

3M Co.†

11,660

922,889

Avery Dennison Corp.†

1,761

86,729

Caterpillar, Inc.†

10,284

805,134

W.W. Grainger, Inc.

1,110

84,793

Honeywell International, Inc.

12,260

691,709

Equifax, Inc.†

2,140

73,787

3

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Pall Corp.

2,020

$

70,841

Varian Medical Systems,

Robert Half International, Inc.

2,617

67,362

Inc.*†

2,070

$

96,959

Cintas Corp.†

2,150

61,361

Waters Corp.*†

1,650

91,905

Allied Waste Industries, Inc.*

5,564

60,147

Applera Corp. - Applied

Ryder System, Inc.†

964

58,717

Biosystems Group†

2,760

90,694

Monster Worldwide, Inc.*

2,070

50,115

Barr Pharmaceuticals, Inc.*

1,780

85,992

Total Industrials

________

23,091,074

Patterson Cos., Inc.*†

2,130

77,319

IMS Health, Inc.

3,020

63,450

HEALTH CARE 9.2%

Millipore Corp.*†

910

61,343

Johnson & Johnson, Inc.

46,659

3,026,769

Mylan Laboratories, Inc.†

5,020

58,232

Pfizer, Inc.

111,360

2,330,765

Watson Pharmaceuticals,

Abbott Laboratories

25,457

1,403,954

Inc.*†

1,713

50,225

Merck & Co., Inc.

35,657

1,353,183

PerkinElmer, Inc.

1,942

47,093

Wyeth

22,040

920,390

Tenet Healthcare Corp.*†

7,811

44,210

Medtronic, Inc.

18,496

894,652

King Pharmaceuticals, Inc.*†

4,058

35,305

Eli Lilly & Co.†

16,291

840,453

Total Health Care

________

22,234,711

Gilead Sciences, Inc.*†

15,297

788,254

Amgen, Inc.*†

17,907

748,154

CONSUMER STAPLES 8.7%

UnitedHealth Group, Inc.

20,610

708,160

Procter & Gamble Co.

50,687

3,551,638

Bristol-Myers Squibb Co.

32,597

694,316

Wal-Mart Stores, Inc.

38,924

2,050,516

Baxter International, Inc.

10,450

604,219

Coca-Cola Co.

32,920

2,003,840

Celgene Corp.*†

7,170

439,449

PepsiCo, Inc.

26,378

1,904,492

WellPoint, Inc.*†

8,932

394,169

Philip Morris International

Thermo Fisher Scientific,

Inc.*

34,720

1,756,138

Inc.*

6,887

391,457

CVS Caremark Corp.

23,590

955,631

Schering-Plough Corp.

26,701

384,761

Kraft Foods, Inc. — Class A†

25,250

783,002

Medco Health Solutions,

Altria Group, Inc.

34,720

770,784

Inc.*†

8,625

377,689

Colgate-Palmolive Co.

8,395

654,054

Covidien Ltd.†

8,207

363,160

Walgreen Co.†

16,330

622,010

Becton, Dickinson & Co.†

4,017

344,859

Anheuser-Busch Cos., Inc.

11,780

558,961

Aetna, Inc.†

8,180

344,296

Costco Wholesale Corp.†

7,160

465,185

Genzyme Corp.*

4,414

329,020

Kimberly-Clark Corp.

6,920

446,686

Cardinal Health, Inc.†

5,870

308,234

Archer-Daniels-Midland Co.

10,603

436,419

Biogen Idec, Inc.*†

4,901

302,343

General Mills, Inc.

5,550

332,334

Zimmer Holdings, Inc.*

3,850

299,761

Sysco Corp.

9,942

288,517

Boston Scientific Corp.*

22,117

284,646

Kroger Co.

11,083

281,508

Allergan, Inc.

5,036

283,980

Avon Products, Inc.

7,026

277,808

Express Scripts, Inc.*

4,165

267,893

H.J. Heinz Co.

5,190

243,774

Stryker Corp.

3,927

255,451

Kellogg Co.†

4,290

225,482

McKesson Corp.

4,770

249,805

WM Wrigley Jr Co.†

3,560

223,710

St. Jude Medical, Inc.*

5,668

244,801

Safeway Inc.

7,250

212,788

Forest Laboratories, Inc.*

5,129

205,211

ConAgra Foods, Inc.

8,030

192,319

CIGNA Corp.†

4,610

187,028

Reynolds American, Inc.†

2,816

166,228

C.R. Bard, Inc.†

1,650

159,060

Sara Lee Corp.†

11,730

163,985

Laboratory Corporation of

UST, Inc.†

2,460

134,119

America Holdings*

1,818

133,950

Clorox Co.

2,287

129,536

Humana, Inc.*

2,810

126,057

Campbell Soup Co.†

3,630

123,239

Quest Diagnostics, Inc.†

2,600

117,702

Molson Coors Brewing Co.

Hospira, Inc.*†

2,605

111,416

— Class B†

2,273

119,492

AmerisourceBergen Corp.†

2,680

109,826

Coca-Cola Enterprises, Inc.†

4,740

114,708

Coventry Health Care, Inc.*†

2,545

102,691

SUPERVALU, INC.

3,483

104,420

4

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Hershey Co.†

2,768

$

104,271

Starwood Hotels & Resorts

Brown-Forman Corp. —

Worldwide, Inc.†

3,107

$

160,787

Class B†

1,390

92,046

The Gap, Inc.†

7,490

147,403

Estee Lauder Cos., Inc. —

Harley-Davidson, Inc.†

3,930

147,375

Class A†

1,880

86,198

J.C. Penney Co., Inc.†

3,651

137,679

McCormick & Co., Inc.

2,110

78,007

GameStop Corp. — Class

Pepsi Bottling Group, Inc.†

2,258

76,569

A*†

2,650

137,031

Whole Foods Market, Inc.†

2,300

75,831

Bed Bath & Beyond, Inc.*†

4,310

127,145

Tyson Foods, Inc. — Class

Sears Holdings Corp.*†

1,199

122,406

A†

4,509

71,919

Mattel, Inc.

5,950

118,405

Constellation Brands, Inc. —

VF Corp.†

1,444

111,924

Class A*

3,200

56,544

H&R Block, Inc.†

5,359

111,253

Dean Foods Co.†

2,485

49,924

Gannett Co., Inc.†

3,780

109,809

Total Consumer Staples

________

20,984,632

Genuine Parts Co.

2,727

109,680

Whirlpool Corp.†

1,249

108,388

CONSUMER DISCRETIONARY 6.8%

Newell Rubbermaid, Inc.

4,560

104,287

McDonald's Corp.

18,980

1,058,515

Abercrombie & Fitch Co. —

Walt Disney Co.†

31,009

973,062

Class A†

1,420

103,859

Comcast Corp. — Class A†

49,591

959,090

Goodyear Tire & Rubber

Time Warner, Inc.

58,906

825,862

Co.*†

3,961

102,194

Home Depot, Inc.†

27,800

777,566

Apollo Group, Inc. — Class

News Corp. — Class A†

37,902

710,662

A*†

2,268

97,978

Target Corp.†

13,480

683,166

Nordstrom, Inc.†

2,950

96,170

Lowe's Cos., Inc.†

24,090

552,625

Limited Brands, Inc.†

5,120

87,552

Nike, Inc. — Class B

6,309

429,012

Tiffany & Co.†

2,090

87,446

Viacom, Inc. — Class B*†

10,560

418,387

Sherwin-Williams Co.

1,680

85,747

Amazon.com, Inc.*†

5,075

361,847

Eastman Kodak Co.†

4,750

83,932

Johnson Controls, Inc.†

9,777

330,463

AutoZone, Inc.*

710

80,819

Yum! Brands, Inc.†

7,840

291,726

Darden Restaurants, Inc.

2,364

76,948

Carnival Corp.†

7,190

291,051

Expedia, Inc.*†

3,428

75,039

DIRECTV Group, Inc.*

11,740

291,035

D.R. Horton, Inc.†

4,524

71,253

Staples, Inc.†

11,546

255,282

Black & Decker Corp.†

1,010

66,761

CBS Corp.†

11,214

247,605

Washington Post Co. — Class

Best Buy Co., Inc.†

5,798

240,385

B†

100

66,150

Clear Channel

Hasbro, Inc.

2,353

65,649

Communications, Inc.

8,200

239,604

Interpublic Group of Cos.,

TJX Cos., Inc.†

7,195

237,939

Inc.*†

7,770

65,346

Omnicom Group, Inc.

5,280

233,270

EW Scripps Co. — Class A†

1,480

62,175

Kohl's Corp.*†

5,167

221,613

IAC/ InterActiveCorp*†

2,980

61,865

Starbucks Corp.*

12,034

210,595

Stanley Works†

1,290

61,430

Ford Motor Co.*†

36,354

207,945

Wyndham Worldwide Corp.

2,920

60,386

International Game

Polo Ralph Lauren Corp.†

965

56,250

Technology, Inc.†

5,150

207,081

Pulte Homes, Inc.

3,520

51,216

McGraw-Hill Cos., Inc.†

5,320

196,574

Office Depot, Inc.*

4,501

49,736

General Motors Corp.†

9,324

177,622

Centex Corp.†

2,021

48,928

Fortune Brands, Inc.†

2,540

176,530

Snap-On, Inc.

949

48,257

Coach, Inc.*

5,800

174,870

Family Dollar Stores, Inc.

2,310

45,045

Marriott International, Inc. —

New York Times Co. —

Class A†

4,960

170,426

Class A†

2,370

44,746

Macy's, Inc.

7,132

164,464

Harman International

Industries, Inc.

1,000

43,540

5

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Lennar Corp. — Class A†

2,291

$

43,094

Nicor, Inc.†

737

$

24,697

Leggett & Platt, Inc.†

2,764

42,151

Total Utilities

________

6,849,390

RadioShack Corp.†

2,160

35,100

AutoNation, Inc.*†

2,230

33,383

MATERIALS 2.8%

Wendy's International, Inc.†

1,440

33,206

Monsanto Co.†

9,030

1,006,845

Big Lots, Inc.*

1,489

33,205

E.I. du Pont de Nemours and

KB HOME†

1,270

31,407

Co.

14,813

692,656

Liz Claiborne, Inc.

1,650

29,948

Freeport-McMoRan Copper

OfficeMax, Inc.†

1,253

23,982

& Gold, Inc. — Class B†

6,309

607,052

Meredith Corp.

617

23,600

Dow Chemical Co.†

15,475

570,254

Brunswick Corp.†

1,444

23,061

Alcoa, Inc.

13,420

483,925

Jones Apparel Group, Inc.

1,430

19,191

Praxair, Inc.

5,162

434,795

Dillard's, Inc. — Class A†

940

16,177

Newmont Mining Corp.†

7,470

338,391

Circuit City Stores, Inc.

10

40

Air Products & Chemicals,

Total Consumer Discretionary

________

16,403,408

Inc.

3,526

324,392

Nucor Corp.†

4,738

320,952

UTILITIES 2.8%

United States Steel Corp.

1,940

246,128

Exelon Corp.

10,900

885,843

Weyerhaeuser Co.†

3,450

224,388

Southern Co.†

12,600

448,686

International Paper Co.†

7,052

191,814

FPL Group, Inc.

6,710

420,985

PPG Industries, Inc.

2,700

163,377

Dominion Resources, Inc.†

9,470

386,755

Sigma-Aldrich Corp.†

2,125

126,756

Duke Energy Corp.†

20,802

371,316

Ecolab, Inc.†

2,899

125,904

FirstEnergy Corp.†

5,022

344,610

Vulcan Materials Co.†

1,783

118,391

Entergy Corp.

3,150

343,602

Allegheny Technologies,

Public Service Enterprise

Inc.†

1,656

118,172

Group, Inc.

8,383

336,913

Rohm & Haas Co.†

2,060

111,405

PPL Corp.

6,150

282,408

Eastman Chemical Co.†

1,310

81,810

American Electric Power Co.,

MeadWestvaco Corp.†

2,860

77,849

Inc.†

6,600

274,758

Ball Corp.

1,610

73,963

Edison International†

5,370

263,237

Sealed Air Corp.†

2,663

67,241

Constellation Energy Group,

International Flavors &

Inc.

2,940

259,514

Fragrances, Inc.†

1,343

59,159

Sempra Energy

4,310

229,637

Pactiv Corp.*

2,149

56,325

PG&E Corp.†

5,860

215,765

Ashland, Inc.

928

43,894

AES Corp.*

11,015

183,620

Bemis Co.†

1,650

41,960

Progress Energy, Inc.†

4,282

178,559

Hercules, Inc.

1,870

34,202

Consolidated Edison, Inc.†

4,477

177,737

Titanium Metals Corp.†

1,632

24,562

Questar Corp.

2,850

161,196

Total Materials

________

6,766,562

Ameren Corp.†

3,438

151,409

Xcel Energy, Inc.

7,072

141,086

TELECOMMUNICATION SERVICES 2.7%

Allegheny Energy, Inc.†

2,750

138,875

AT&T, Inc.

99,409

3,807,365

DTE Energy Co.†

2,690

104,614

Verizon Communications,

Pepco Holdings, Inc.†

3,311

81,848

Inc.

47,276

1,723,210

NiSource, Inc.†

4,520

77,925

Sprint Nextel Corp.†

46,930

313,962

CenterPoint Energy, Inc.†

5,386

76,858

American Tower Corp. —

Dynegy Inc.*

8,172

64,477

Class A*

6,673

261,648

Integrys Energy Group, Inc.†

1,256

58,580

Qwest Communications

Pinnacle West Capital Corp.

1,658

58,163

International, Inc.†

25,320

114,700

TECO Energy, Inc.†

3,482

55,538

Embarq Corp.

2,530

101,453

CMS Energy Corp.†

3,706

50,179

Windstream Corp.†

7,480

89,386

CenturyTel, Inc.†

1,756

58,369

6

S&P 500 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Unrealized

Shares

Value

Units

Gain

Citizens Communications

Equity Index Swap Agreements

Co.†

5,400

$

56,646

June 2008 S&P 500 Index

Total Telecommunication Services

________

6,526,739

Swap, Terminating 06/30/08**

(Notional Market Value

Total Common Stocks

$166,101,826)

125,578 $

899,690

(Cost $127,464,712)

189,604,766

________

June 2008 S&P 500 Index

Swap, Terminating 06/13/08**

Face

(Notional Market Value

Amount

$58,480,814)

44,213

________

517,000

REPURCHASE AGREEMENTS

18.2%

Collateralized by U.S. Treasury

(Total Notional Market Value $224,582,640)

$

________

1,416,690

Obligations

UBS, Inc. issued 03/31/08 at

*

Non-Income Producing Security.

1.29% due 04/01/08

37,705,176 $

37,705,176

Price Return based on S&P 500 Index +/- financing at a variable

Lehman Brothers Holdings,

**

rate.

Inc. issued 03/31/08 at

1.15% due 04/01/08††

6,334,253

________

6,334,253

†

All or a portion of this security is on loan at March 31, 2008

All or a portion of this security is pledged as equity index swap

Total Repurchase Agreements

††

collateral at March 31, 2008.

(Cost $44,039,429)

________

44,039,429

SECURITIES LENDING COLLATERAL 9.4%

Investment in Securities Lending Short

Term

Investment Portfolio held by

U.S. Bank

22,569,702

$

________

22,569,702

Total Securities Lending Collateral

(Cost $22,569,702)

________

22,569,702

Total Investments 106.1%

(Cost $194,073,842)

  $

256,213,897

_________

Liabilities in Excess of Other

Assets – (6.1)%

$

(14,793,425)

_________

Net Assets – 100.0%

 $

241,420,472

Unrealized

Contracts

Gain

Futures Contracts Purchased

June 2008 S&P 500 Index Mini

Futures Contracts

(Aggregate Market Value of

Contracts $69,947,025)

1,058 $

569,440

7